SUBSIDIARY PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
SUBSIDIARY PREFERRED SHARES

NOTE 22. SUBSIDIARY PREFERRED SHARES

In connection with our acquisition of a controlling financial interest in IAHGames, we assumed Class A preferred shares, which are owned by the noncontrolling shareholders. As of December 31, 2010 and 2011, these Class A preferred shares were valued at $1.5 million and $1.8 million, respectively, and both represented 8.9 percent of IAHGames’ accumulated voting interest. The holder of the Class A preferred shares is entitled to cumulative dividends at 10 percent per annum. The preferred shares are redeemable at the holder’s option at any time after the expiration of certain licensed games, and are convertible into ordinary shares at any time. However, pursuant to agreements entered into in connection with our acquisition of IAHGames in July 2010, all Class A preferred shares are to be converted to ordinary shares of IAHGames at the acquisition date. The conversion process has not yet been completed.

As the redemption feature on the Class A preferred stock is not solely within the control of IAHGames, the amount has been presented in the mezzanine section of the Consolidated Balance Sheet. Also, since the Class A preferred shares are not currently redeemable and is not probable that they will become redeemable as a result of our acquisition of IAHGames as described above, the subsequent adjustment for accretion is not required. However, the cumulative dividends for these Class A preferred shares of $148 thousand and $321 thousand for the years ended December 31, 2010 and 2011, respectively, are included as a component of “net income (loss) attributable to the noncontrolling interest” in the Consolidated Statement of Operations.